UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2013

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102-3110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) has adopted, with the approval of the Federal Housing Finance Agency (FHFA), in consultation with the US Department of the Treasury (Treasury), the 2013 Executive Management Compensation Program for Virginia-Based Covered Officers, the 2013 Executive Management Compensation Program for Non-Virginia-Based Covered Officers (together, the 2013 EMCP) and the 2013 Executive Management Compensation Program Recapture and Forfeiture Agreement (the Recapture Agreement). The 2013 EMCP covers the compensation of Freddie Mac executives in the following positions: chief operating officer, executive vice presidents, and senior vice presidents (each, a Covered Officer), unless an executive’s participation as a Covered Officer is specifically excluded in a separate agreement.

The 2013 EMCP contains three primary differences when compared to the 2012 Executive Management Compensation Program, as follows:

1.	Extension of the forfeiture provision for Fixed Deferred Salary, such that the 25-month vesting schedule will reset annually and earned but unpaid amounts will be reduced by 2% for each full or partial month by which a termination precedes January 31 of the second year following the performance year;

2.	Addition of a retirement provision that provides that officers who are at least 65 years old, regardless of their length of service, will be considered retirement-eligible and the 2% reduction described above will not apply; and

3.	Linkage of At-Risk Deferred Salary to corporate goals which are complementary to Conservatorship Scorecard objectives (the Complementary Corporate Goals), such that the portion of At-Risk Deferred Salary that in 2012 was linked to individual performance will now be linked to both individual performance and the company’s performance against the Complementary Corporate Goals.

Copies of the 2013 Executive Management Compensation Program for Virginia-Based Covered Officers and the 2013 Executive Management Compensation Program for Non-Virginia-Based Covered Officers are filed as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated herein by reference.

Participation in the 2013 EMCP is conditioned on the Covered Officer’s agreement to the terms and conditions set forth therein and in the Recapture Agreement. A Covered Officer who does not agree to the terms of both the 2013 EMCP and the Recapture Agreement will receive only

Base Salary. A copy of the Recapture Agreement is filed as Exhibit 10.3 to this report and is incorporated herein by reference.

The following description of the 2013 EMCP is based on the provisions of the 2013 Executive Management Compensation Program for Virginia-Based Covered Officers, which are substantially equivalent to those of the 2013 Executive Management Compensation Program for Non-Virginia-Based Covered Officers. The 2013 EMCP will be in effect for 2013 and subsequent years unless and until amended or superseded.

Under the 2013 EMCP, a Covered Officer’s target total direct compensation (Target TDC) is the sum of Base Salary and Deferred Salary, each of which is paid in cash.

Base Salary

Base Salary is earned and paid on the company’s standard payroll cycle and cannot exceed $500,000 without FHFA approval.

Deferred Salary

The portion of Target TDC not paid in Base Salary is Deferred Salary, which is earned on the company’s standard payroll cycle. The amount earned in each quarter will be paid in cash on the last business day of the corresponding quarter of the following calendar year (the Approved Payment Schedule).

Deferred Salary consists of the following two elements:

•

At-Risk Deferred Salary - At-Risk Deferred Salary is equal to 30% of the Covered Officer’s Target TDC. The amount of At-Risk Deferred Salary earned in a calendar year is subject to reduction based on corporate and individual performance as follows:

•

One-half of At-Risk Deferred Salary (or 15% of Target TDC) is subject to reduction based on an assessment by the Compensation Committee of the Board of Directors (the Committee) and FHFA of performance against Conservatorship Scorecard objectives relevant for the calendar year in which the At-Risk Deferred Salary is earned. The reduction can range from 0% (no reduction) to 100% (the maximum reduction).

•

One-half of At-Risk Deferred Salary (or 15% of Target TDC) is subject to reduction based on the Covered Officer’s performance against individual objectives and an assessment of the company’s performance against the Complementary Corporate Goals, each relevant for the calendar year in which the At-Risk Deferred Salary is earned. The total reduction can range from 0% (no reduction) to 100% (the maximum reduction).

¡	The 2013 Complementary Corporate Goals are as follows:

•	People: Make Freddie Mac a fulfilling place to work.

•	Customers: Substantially enhance the customer experience.

•	Enhanced Mission: Help people own, rent, and stay in their homes.

•	Financial Performance: Enhance business capabilities and performance to position the company for financial success in a competitive future.

•	Risk Management: Take responsibility for risk management to make it a competitive advantage.

•	Execution: Improve the urgency and quality of execution.

¡	Within the six categories listed above, there are a number of more specific criteria. For example:

•	People: Achieve culture change goals at all levels, invest in people to strengthen commitment, and enhance diversity efforts targeting higher-level positions.

•	Customers: Strengthen market presence and relevance, increasingly focus on five distinct customer sets, both direct and indirect, address customer dissatisfiers, and focus on service.

•	Enhanced Mission: Continue to provide liquidity and enhance our reputation by considering the impact of our actions.

•

Financial Performance: Improve single-family profitability and market presence, maintain profitable and quality multifamily business, enhance retained portfolio value and market presence, strengthen our expense management discipline, and sharpen our decision-making capabilities.

•	Risk Management: Reinforce risk ownership by instilling “everyone is a risk manager,” address risks and resolve findings in a timely manner by being proactive, and make informed risk-reward decisions.

•	Execution: Focus on quality and increase decisiveness.

¡

The performance of Covered Officers during the calendar year will be assessed by the chief executive officer, in his/her sole discretion, pursuant to the performance assessment and reduction process in effect for such year.

At-Risk Deferred Salary payments for Covered Officers are subject to review and approval by the Committee and FHFA.

•

Fixed Deferred Salary - Fixed Deferred Salary is equal to the Covered Officer’s Target TDC less Base Salary and less At-Risk Deferred Salary and is not subject to reduction based on either corporate or individual performance.

Impact on Retirement, Executive, and Welfare Plans

The treatment of Base Salary and Deferred Salary as compensation for purposes of Freddie Mac’s retirement and welfare benefit plans is governed by the actual terms of those plans. Any Base Salary or Deferred Salary a Covered Officer receives after termination of employment is not treated as compensation for purposes of any Freddie Mac retirement or welfare benefit plan.

Treatment Upon Termination

Base Salary - Base Salary will cease upon termination of employment, regardless of the reason for such termination.

At-Risk Deferred Salary - The timing and payment of any unpaid portion of At-Risk Deferred Salary is based on the reason for termination of employment, as follows:

•	Forfeiture Event – All earned but unpaid At-Risk Deferred Salary is subject to forfeiture upon the occurrence of an event or conduct described in the Recapture Agreement;

•

Death – All earned but unpaid At-Risk Deferred Salary is paid as soon as administratively possible, but not later than 90 calendar days after the date of death, subject to the terms and conditions of the Recapture Agreement; and

•

Any Other Reason – All earned but unpaid At-Risk Deferred Salary is paid in accordance with the Approved Payment Schedule, subject to the performance assessment and reduction process for At-Risk Deferred Salary and to the terms and conditions of the Recapture Agreement.

In cases of death or long-term disability, the performance assessment and reduction process for At-Risk Deferred Salary is waived, and there is no reduction based on either corporate or individual performance.

Fixed Deferred Salary - The timing and payment of any unpaid portion of Fixed Deferred Salary is based on the reason for termination of employment, as follows:

•	Forfeiture Event – All earned but unpaid Fixed Deferred Salary is subject to forfeiture upon the occurrence of an event or conduct described in the Recapture Agreement;

•

Death – All earned but unpaid Fixed Deferred Salary is paid in full as soon as administratively possible, but not later than 90 calendar days after the date of death, subject to the terms and conditions of the Recapture Agreement; and

•	Any Other Reason – All earned but unpaid Fixed Deferred Salary is paid in accordance with the Approved Payment Schedule, subject to the terms and conditions of the Recapture Agreement.

A Covered Officer’s unpaid Fixed Deferred Salary will be reduced by 2% for each full or partial month by which the termination precedes January 31 of the second calendar year following the calendar year in which the Fixed Deferred Salary is earned. This reduction will not be applied in cases of death, long-term disability or retirement. For purposes of the 2013 EMCP, a Covered Officer is considered to have retired when s/he voluntarily terminates employment after attaining or exceeding 65 years of age, regardless of the Covered Officer’s length of service.

Recapture Agreement

The Recapture Agreement sets forth terms and conditions pursuant to which a Covered Officer’s compensation under the 2013 EMCP and any successors thereto may be recaptured and/or forfeited. The Recapture Agreement’s terms and conditions are the same as the 2012 Executive Management Compensation Program Recapture and Forfeiture Agreement. The Recapture Agreement applies to Deferred Salary (as defined in the 2013 EMCP and any successors thereto) earned, paid or to be paid pursuant to the terms of the 2013 EMCP and any successors thereto and any determination of a Forfeiture Event (as defined in the Recapture Agreement) that occurs on or after January 1, 2013.

The Recapture Agreement provides for the recapture and/or forfeiture of specified compensation if, after providing the requisite notice under the Recapture Agreement, the Board in the good faith exercise of its sole discretion determines that any Forfeiture Event has occurred. The Forfeiture Events and the compensation subject to recapture and/or forfeiture are described below.

1.	Forfeiture Event: The Covered Officer has earned or obtained the legally binding right to a payment of Deferred Salary based on materially inaccurate financial statements (including without limitation, statements of earnings, revenues, or gains) or any other materially inaccurate performance measure.

Compensation Subject to Recapture and/or Forfeiture: Any Deferred Salary in excess of the amounts that the Board determines likely would have been otherwise earned by the Covered Officer using accurate measures during the two years prior to the Forfeiture Event.

2.	Forfeiture Events:

(i) The Covered Officer’s employment is terminated because the Covered Officer is either convicted of, or pleads guilty or nolo contendere to, a felony;

(ii) Subsequent to termination of employment:

(a)	the Covered Officer is convicted of, or pleads guilty or nolo contendere to, a felony, based on conduct occurring prior to termination; and,

(b)	within one year of such conviction or plea, the Board determines in good faith that such conduct is materially harmful to the business or reputation of Freddie Mac.

(iii) The Covered Officer’s employment is terminated because, or within two years of the Covered Officer’s termination of employment, the Board determines in good faith that, the Covered Officer engaged in any willful (as defined in the Recapture Agreement) misconduct in the performance of his or her duties with Freddie Mac that is materially harmful to the business or reputation of Freddie Mac.

Compensation Subject to Recapture and/or Forfeiture: Any Deferred Salary earned by the Covered Officer during the two years prior to the date that the Covered Officer is terminated, any Deferred Salary that is scheduled to be paid to the Covered Officer within two years after termination of employment and any cash payment made or to be made to the Covered Officer as consideration for any release of claims agreement between the Covered Officer and Freddie Mac.

3.	Forfeiture Event: The Covered Officer’s employment is terminated because, in carrying out his or her duties, the Covered Officer engages in conduct that constitutes gross neglect or gross misconduct that is materially harmful to Freddie Mac, or within two years after the Covered Officer’s termination of employment, the Board determines in good faith that the Covered Officer, prior to his or her termination of employment, engaged in conduct that constitutes gross neglect or gross misconduct and that such actions resulted in material harm to Freddie Mac.

Compensation Subject to Recapture and/or Forfeiture: Any Deferred Salary paid to the Covered Officer at the time of termination or subsequent to the date of termination, including any cash payment made to the Covered Officer as consideration for any release of claims agreement between the Covered Officer and Freddie Mac.

4.	Forfeiture Event: The Covered Officer has violated a post-termination non-competition covenant set forth in the Restrictive Covenant and Confidentiality Agreement between the Covered Officer and Freddie Mac in effect when a payment of Deferred Salary is scheduled to be made.

Compensation Subject to Recapture and/or Forfeiture: 50% of the Deferred Salary paid to the Covered Officer during the twelve months immediately preceding the violation and 100% of all Deferred Salary unpaid at the time of such violation.

Under the Recapture Agreement, the Board in the good faith exercise of its sole discretion will determine the appropriate dollar amount to be recaptured from and/or forfeited by the Covered Officer, if any, which is intended to be the gross amount of compensation in excess of what Freddie Mac would have paid the Covered Officer had Freddie Mac taken the Forfeiture Event into consideration at the time such compensation decision was made.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	2013 Executive Management Compensation Program for Virginia-Based Covered Officers
10.2	2013 Executive Management Compensation Program for Non-Virginia-Based Covered Officers
10.3	2013 Executive Management Compensation Program Recapture and Forfeiture Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Kevin I. MacKenzie
Kevin I. MacKenzie
Vice President and Deputy General Counsel – Securities

Date: June 12, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	2013 Executive Management Compensation Program for Virginia-Based Covered Officers
10.2	2013 Executive Management Compensation Program for Non-Virginia-Based Covered Officers
10.3	2013 Executive Management Compensation Program Recapture and Forfeiture Agreement